Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Todd Shipyards Corporation ("we", "us", "our") on Form 10-Q for the quarter ended September 30, 2007 (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of our operations.

Date: November 8, 2007

/s/ Berger A. Dodge

Berger A. Dodge,

Chief Financial Officer and Treasurer